GENERAL SIDE LETTER

This Side Letter is made as a DEED the                        day of July 2004

BETWEEN:

(1) TNCI UK Limited, Pacific House, Stanier Way, Wyvern Business Park, Derby, DE21 6BF; and

(2)   LMIC Inc, 6435 Virginia Manor Road, Beltsville, MD20705, USA;

and reference to the parties shall be to the parties to this side letter.

PURPOSE:

The Purpose of this Side Letter is to vary and supplement the Agreement for the Supply of Systems, Equipment and Services between (1) TNCI UK Limited And (2) LMIC Inc dated 13 September 2003 (the "Agreement");

NOW IT IS AGREED as follows:

In consideration of the mutual covenants and conditions in this letter the parties agree as follows:-

(1)   Clause 1.1: Definitions

      The following definition shall be added to Clause 1.1:

      "Background System Materials"         means any  Intellectual  Property
                                            Rights in the System Materials,
                                            other than any Intellectual Property
                                            Rights that arise, are obtained or
                                            developed by LMIC Inc. in the course
                                            of or in connection with this
                                            Agreement

(2)   Clause 13.2: Notices and communications to the Contractor

      Clause 13.2 be deleted and replaced with the following:

      Notices and communications to the Contractor

      All certificates decisions, instructions and orders, notices or other communications required or permitted to be given or made by the TNCI UK to the Contractor, including those made or given by the Engineer, under the Contract shall be served or made in writing by sending the same, in all cases, properly addressed to such other Party as set forth below or at such other address as may be specified by the Parties hereto by written notice sent or delivered in accordance with the terms hereof, by post, nationally recognised commercial mail delivery service such as FedEx, UPS, etc., e-mail, cable, or facsimile transmission to, or by leaving the same at, the address nominate for that purpose below:

      Notices to the Contractor shall be provided as follows:


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

      Rachid Mehdaova, Director of Services

      LMIC, Inc.

      6435 Virginia Manor Road,

      Beltsville, Maryland 20705 USA

      Telephone: (240) 264.8358

      Facsimile: (240) 264.8308 [need to check with Phil]

      e-mail: rmehdaova@lmicinc.com

(3)   Clause 15.1: Ownership and licensing of System Materials

      Clause 15.1 be deleted and replaced with the following:

      Ownership and licensing of System Materials

      The parties agree that the ownership and licensing of the Intellectual Property Rights in the System Materials and for the avoidance of doubt the design System shall be structured as follows:

      (a) all Intellectual Property Rights in and to the System Materials or the design of the System shall be assigned to TNCI UK under Clause 15.2, except for any Third Party Materials, Third Party Hardware, Background System Materials;

      (b)   all Third Party Materials shall be governed by Clause 15.3;

      (c)   all Third Party Hardware shall be governed by Clause 15.4;

      (d) where the parties have separately agreed in writing a licence for any System Materials, the terms of that licence shall take precedence over this Clause 15;

      (e) where there are any other System Materials not covered by the above provisions (including any Background System Materials), then these shall be licensed to TNCI under Clause 15.5.

(4)   Clause 15.5: Residual Licence

      Clause 15.5 be deleted and replaced with the following:

      Residual Licence

      In relation to all System Materials (which for the avoidance, includes but is not limited to, any Background System Materials) to which this Clause applies:-

      (a) the Contractor hereby grants to TNCI UK (by way of present and future grant) an irrevocable royalty free licence without limit of time to edit, modify, copy, adapt, exploit and do anything else with or in relation to such System Materials which would otherwise be an


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

            infringement of any Intellectual Property Rights in or to such materials, together with the right to grant sub-licences of all or any of such rights (including this right of sub-licence) and a right to assign this licence to any person (in each case without notice to the Contractor); and after the contract is deemed to be terminated; and

      (b) the Contractor warrants to TNCI UK that it has the right to grant the above licence and that the exercise of such licence by TNCI UK will not infringe the Intellectual Property Rights of any third party.

(5)   Clause 15.7:

      Clause 15.7 be deleted and replaced with the following:

      Indemnity Against Infringement

      (a) The Contractor shall defend and indemnify TNCI UK against all actions, claims, demands, costs, charges and expenses arising from or incurred by reason of any infringement or alleged infringement caused or alleged to be caused by the use or possession of any System supplied by the Contractor, letters patent, registered design, unregistered design right; copyright, trade mark or trade name, or any other third party's intellectual property right(s), protected in the country where the System is to be assembled, integrated, manufactured or installed, but such indemnity shall not cover any use of the System otherwise than for the purpose indicated by or reasonably to be inferred from the TNCI Requirement.

            For the avoidance of doubt, the Contractor shall not be liable under this indemnity for any actions, claims, demands, costs, charges and expenses where such liability arises as a result of the display of any offensive, illegal or immoral Contents or as a result of the display of any Contents which infringes or is alleged to infringe any third parties Intellectual Property Rights.

      (b) Such obligation by Contractor to indemnify TNCI UK shall only arise provided (i) TNCI UK shall notify Subcontractor immediately of any such Claim, (ii) TNCI UK provides Contractor full authority to defend and settle such Claim, and (iii) TNCI UK co-operates fully with Contractor in the defence of such Claim. Notwithstanding the foregoing, the Contractor shall only be relieved of its obligation to indemnify TNCI UK under this clause if and to the extent that TNCI UK's failure to comply with the requirements of the preceding sentence materially interferes with Contractor's ability to defend such Claims, or causes Contractor to incur additional expense.

      (c) TNCI UK shall defend and indemnify the Contractor against all actions, claims, demands, costs, charges and expenses arising from or incurred by reason of any infringement or alleged infringement caused or alleged to be caused by the use or possession of any System supplied by TNCI UK to the Contractor of letters patent, registered design, unregistered design right; copyright, trade mark


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

            or trade name, or any other third party's intellectual property right(s), protected in the country where the System is to be assembled, integrated, manufactured or installed, but such indemnity shall not cover any use of the System otherwise than for the purpose indicated by or reasonably to be inferred from the TNCI Requirement.

      (d) Such obligation by TNCI UK to indemnify the Contractor shall only arise provided (i) the Contractor shall notify TNCI UK immediately of any such Claim, (ii) the Contractor provides TNCI UK full authority to defend and settle such Claim, and (iii) the Contractor co-operates fully with TNCI UK in the defence of such Claim. Notwithstanding the foregoing, TNCI UK shall only be relieved of its obligation to indemnify the Contractor under this clause if and to the extent that the Contractors failure to comply with the requirements of the preceding sentence materially interferes with TNCI UK's ability to defend such Claims, or causes TNCI UK to incur additional expense.

(6)   Clause 17: Application Of Insurance Monies

      Clause 17 be deleted and replaced with the following:

      To any extent the Contractor is required to insure the System or Section thereof for the benefit of TNCI UK, monies received under any such policy shall be applied in or towards the replacement and repair of the part of the System lost, damaged or destroyed but this provision shall not affect the Contractor's liabilities under the Contract.

(7)   Schedule 1 to Annexure 1: Development Price

      Schedule 1 to Annexure 1 be deleted and replaced with the following. For the avoidance of doubt, the parties agree and acknowledge (without prejudice to any other sums paid) that the first 2 instalments have been made in full:


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

                            SCHEDULE 1 TO ANNEXURE 1
                                DEVELOPMENT PRICE

1.    Development Price

      $625,000 US dollars

2.    Instalments

Amount                                Invoice Date

$250,000 US dollars                   the Effective Date, payable immediately

$125,000 US dollars                   Any date on or after the Effective Date as
                                      TNCI UK determines

$250,000 US dollars                   On the later of delivery of the first
                                      instalment of the Initial Order or the due date for such delivery as set out in
                                      Schedule 4 to the Supply Conditions


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

(8)   Supply Condition 3.2: Instalments

      Supply Condition 3.2 be deleted and replaced with the following:

      Instalments: Where the System or any part thereof is to be delivered in Instalments, TNCI UK shall be entitled at its option to treat the Contract as a series of separate contracts to supply each Instalment, or as a single Contract to supply all Instalments. Where any System or any part thereof are to be delivered in Instalments, unless otherwise elected by TNCI UK, the Contract shall be a single contract to deliver all Instalments.

(9)   Supply Condition 7.4: Imports

      Supply Condition 7.4 be deleted and replaced with the following:

      Imports: The System or any part thereof shall by FCA (Free Carrier) in accordance with Incoterms to the Delivery Location.

(10)  Supply Condition 8.2: Rejection for non-conformity

      Supply Condition 8.2 be deleted and replaced with the following:

      Rejection for non-conformity: Until TNCI UK has accepted the System or any part thereof, if any System or any part thereof are found not to be in conformity with the Contract, TNCI UK shall be entitled to:-

      (a)   reject the System or any part thereof delivered;

      (b) reject the System or any part thereof delivered and require the Contractor to deliver replacement System or any part thereof conforming with the Contract by a further Delivery Date specified by TNCI UK; or

      (c) accept those System or any part thereof which have been delivered and require the Contractor to repair or rectify or pay the reasonable cost of repairing or rectifying the System or any part thereof.

(11)  Supply Condition 9.3:PPI Increase

      Supply Condition 9.3 be deleted and replaced with the following:

      PPI Increase: NOT USED.

(12)  Supply Condition 10.4: Payment Period

      Supply Condition 10.4 be deleted and replaced with the following:

      Payment Period: TNCI UK will pay to the Contractor the Supply Price and any other amounts properly due and payable by it under the Contract:

      (a) where the invoice is received between the 1st and 15th day of the month (inclusive), on or prior to the 15th day of the month;


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

      (b) where the invoice is not received between the 1st and 15th day of the month (inclusive),on or prior to the last day of the month;

      following the month in which the Contractor's correct invoice for such amounts was received in accordance with Supply Conditions 10.1 to 10.3 Contract UNLESS the parties agree otherwise in writing.

(13)  Supply Condition 14.2: Requirements for Insurance

      Supply Condition 14.2 be deleted and replaced with the following:

      Requirements for Insurance: All insurance shall be maintained with a member of the Association of British Insurers or with Lloyds' underwriters or the with an equivilant insurance provider in the United States of America and shall, unless otherwise stated, be for such amount as is prudent in all the circumstances.

(14)  Supply Condition 15.1: Contractors Default

      Supply Condition 15.1 be deleted and replaced with the following:

      Contractor's Default: If:

      (a) the Contractor shall assign the Contract without the prior consent of TNCI UK, or

      (b) the Contractor shall sub-let the whole of the Contract without the prior consent of TNCI UK; or

      (c) if the Engineer has rejected the System or a Section under Supply Condition 6.5 (Failure upon testing) and the reason for such rejection has not been remedied by the Contractor as provided thereby, or

      (d)   the Engineer shall certify that the Contractor:

            (i)   has abandoned the Contract or any Order; or:

            (ii) has without reasonable excuse suspended the performance of the Order or Contract as the case may be for 30 days after receiving from the Engineer written notice to proceed, or

            (iii) despite previous warnings in writing from the Engineer is not manufacturing the System in accordance with the Contract, or is failing to proceed with due diligence or is neglecting to carry out his obligations under the Contract so as to affect adversely the performance of the Contract,

      (e) There is an endemic or epidemic failure failure of the System or any part thereof to conform with the Contract;

      then TNCI UK may give 21 days' notice to the Contractor of his intention to proceed in accordance with the provisions of this clause. Upon the expiry of such notice TNCI UK may without prejudice to any other remedy under the Contract forthwith terminate the Contract and/or at its


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

      discretion any Order made pursuant to the Contract but without thereby releasing the Contractor from any of his obligations or liabilities which have accrued under the Order and/or Contract and without affecting the rights and powers conferred by the Contract on TNCI UK or the Engineer. Upon such termination TNCI UK shall be entitled either to purchase systems in substitution for the System.

(15)  Schedule 5 to Annexure 2: TNCI Order Form

      Schedule 1 to Annexure 2 be deleted and replaced with the following:


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

                            SCHEDULE 5 TO ANNEXURE 2

                                 TNCI ORDER FORM

-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Contract                         Vehicle              No Cars          Checksum          [Delivery Date]  [Delivery Date]
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
[insert details]
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
[insert details]
===================================================== ================ ================= ================ ================
Total Systems
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Cum Trainsets
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------

-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------

-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
1 car set comprises (typically)
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Master Controller TM
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Monitor TVU
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Audio Amp TAVR
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Audio Spkr TAD
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Ethernet TWEC
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Vehicle antenna equipment
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
TAV Audio detector
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------

-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
SDCS
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Station Antenna
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
SWEC
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------

-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Manufacturing Plan for Systems
---------------------------------------------------------------------------------------- ---------------- ----------------

-------------------------------- -------------------- ---------------------------------- ---------------- ----------------
Reqd
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
Balance demand
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------
variance
-------------------------------- -------------------- ---------------- ----------------- ---------------- ----------------


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


      General

(15) This Deed shall be governed by and shall be construed in accordance with the laws of England and the parties hereby agree to submit to the exclusive jurisdiction of the Courts of England.

(16) This Deed may be executed in any number of counterparts each of which when executed and delivered is an original but all the counterparts together constitute the same document.

(17) No person other than the parties to this Deed shall have the benefit of or the rights to enforce any term of this Deed and the Contracts (Rights of Third Parties) Act 1999 shall not apply. The parties agree and acknowledge that the Contractor has no right to enforce any term of this Side Letter.

(18) In this Deed words and expressions defined in the Agreement and not otherwise defined in this Deed shall have the meanings given to them in the Agreement.

(19) A reference to a "paragraph" or "appendix" in this Deed shall mean a reference to a paragraph or appendix of this Deed of Assignment unless otherwise stated.

(20) The parties agree and acknowledge that the time limit within which any action can be brought under this Side Letter shall be 6 years from the date on which the cause of action accrued.

(21) This Deed is made without prejudice to the terms of the Agreement save that in the event of any inconsistency or conflict between any provision of this Deed and a provision of the Agreement the relevant provision of this Deed shall take precedence and prevail.


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

                                 SIGNATURE PAGE

IN WITNESS of which the parties have executed this Deed on the date first above written.


                                          --------------------------------------
EXECUTED AS A DEED BY:                    Sign here:

TNCI UK LIMITED

acting by                                 /s/ Steve Wagner
                                          Steve Wagner
Director


Director/Secretary                        /s/ Phillip A. Campbell
                                          Phillip A. Campbell
                                          --------------------------------------
SIGNED AS A DEED on behalf of:            Sign here:

LMIC INC, a corporation  incorporated
in  the United States of America by

Luis P.  Negrete,  President  and COO      /s/ Luis P. Negrete
being  a  person  who  in  accordance      Luis P. Negrete
with  the  law of that  territory  is      Prsident & CEO
acting  under  the  authority  of the
corporation

                                          --------------------------------------


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